KEMPISTY & COMPANY CERTIFIED PUBLIC ACCOUNTANTS, P.C.
15 MAIDEN LANE – SUITE 1003 – NEW YORK, NY 10038 – TEL (212) 406-7CPA (7272) – FAX (212) 513-1930

January 9, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Gentlemen:

We have read Item 4.02 of Form 8-K dated January 9, 2009 of NIVS IntelliMedia Technology Group, Inc and are in agreement with the statements contained therein.

Sincerely,
/s/ Kempisty & Company, CPA’s, P.C.
Kempisty & Company
Certified public Accounts, P.C.